UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                         Date of Report: April 19, 2006
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                          0-06217                    94-1672743
    --------                          -------                    ----------
   (State of                        (Commission                 (IRS Employer
 incorporation)                     File Number)             Identification No.)

2200 Mission College Blvd., Santa Clara, California             95054-1549
---------------------------------------------------             ----------
    (Address of principal executive offices)                    (Zip Code)

                                 (408) 765-8080
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended April 1, 2006 and forward-looking statements relating to 2006 and the second quarter of 2006 as presented in a press release of April 19, 2006. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.


          In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the company's earnings release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of SFAS No. 123(R), "Share-based Payment" ("123R"). The non-GAAP financial measures used by management and disclosed by the company exclude the income statement effects of all forms of share-based compensation and the effects of 123R upon the number of diluted shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

          The company applied the modified prospective method of adoption of 123R, under which the effects of 123R are reflected in the company's GAAP financial statement presentations for and after the first quarter 2006, but are not reflected in results for prior periods. Gross margin, expenses (research and development and marketing, general and administrative), operating income, income taxes, net income and earnings per share (EPS) are the primary financial measures management uses for planning and forecasting future periods that are affected by shared-based compensation. Because management reviews these financial measures calculated without taking into account the effects of the new requirements under 123R, these financial measures are treated as "non-GAAP financial measures" under Securities and Exchange Commission rules. Management uses the non-GAAP financial measures for internal managerial purposes, including as a means to compare period-to-period results on both a segment basis and consolidated basis and as a means to evaluate the company's results on a consolidated basis compared to those of other companies. In addition, management uses certain of these measures when publicly providing forward-looking statements on expectations regarding future consolidated basis financial results.

          The company's share-based compensation programs are established and managed on a corporate-wide basis, including specification of grant types and amount ranges for employees by category and grade. Segment managers are not held accountable for share-based compensation charges impacting their business unit's operating income (loss) and accordingly share-based compensation charges have been excluded from the company's measure of segment profitability (operating income). Therefore, the review of segment results by management and the Board of Directors excludes share-based compensation.


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          Additionally, management and the Board of Directors will continue to compare the company's historical consolidated results of operations (revenue, gross margin, research and development, marketing, general and administrative expenses, operating income as well as net income and EPS), excluding stock-based compensation, to financial information prepared on the same basis during the company's budget and planning process, to assess the business and to compare consolidated results to the objectives identified for the company. The company's budget and planning process commences with a segment-level evaluation - which as noted above excludes share-based compensation - and culminates with the preparation of a consolidated annual and/or quarterly budget that includes these non-GAAP financial measures (gross margin, research and development expenses, marketing, general and administrative expenses, operating income, income tax expense, net income and EPS). This budget, once finalized and approved, serves as the basis for allocation of resources and management of operations. While share-based compensation is a significant expense affecting the company's results of operations, management excludes share-based compensation from the company's consolidated budget and planning process to facilitate period to period comparisons and to assess changes in gross margin dollar, net income and earnings per share targets in relation to changes in forecast revenue.

          Profit-dependent cash incentive pay to employees, including senior management, also is calculated using formulae that incorporate the company's annual results (operating income and/or EPS) excluding share-based compensation expense. For example, for 2006 the executive compensation cash incentive plan formula measures EPS as the greater of (x) Intel's operating income or (y) Intel's net income divided by Intel's weighted average diluted common shares outstanding, in both cases excluding the effects of share-based compensation.


          The company discloses this information to the public to enable investors who wish to more easily assess the company's performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis among other companies that separately identify share-based compensation expenses. In particular, as the company begins to apply 123R, the company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of 123R are being reflected on the company's income statements.

          Although these non-GAAP financial measures adjust expense, and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro-forma presentation reflecting the elimination of the underlying share-based compensation programs, as those programs are an important element of the company's compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations. Management takes into consideration this aspect of the non-GAAP financial measures by evaluating the dilutive effect of the company's share-based compensation arrangements on the company's basic and diluted earnings per share calculations and by reviewing other quantitative and qualitative information regarding the company's share-based compensation arrangements, including the information provided in the Management's Discussion and Analysis section of the company's quarterly and annual financial reports under the caption "Employee Equity Incentive Plans."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTEL CORPORATION
                                                   (Registrant)

Date: April 19, 2006                            By: /s/ Andy D. Bryant
                                                    ----------------------------
                                                    Andy D. Bryant
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Principal Accounting Officer


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